Exhibit 99.1
Fabrinet Announces Second Quarter Fiscal Year 2023 Financial Results
•Record Second Quarter Revenue of $668.7 Million Exceeds Guidance
•Strong Execution Drives Record GAAP and Non-GAAP Operating Margins
BANGKOK, Thailand – February 6, 2023 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its second fiscal quarter ended December 30, 2022.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We delivered strong second quarter results with revenue that exceeded our guidance range, and record operating margins. We continue to effectively manage through a dynamic supply environment with component availability improving for some products, but tightening for others. Positive longer-term supply and demand trends, combined with our demonstrated track record of solid execution gives us confidence that we can continue to deliver strong financial results.”
Second Quarter Fiscal Year 2023 Financial Highlights
GAAP Results
•Revenue for the second quarter of fiscal year 2023 was $668.7 million, compared to $566.6 million for the second quarter of fiscal year 2022.
•GAAP net income for the second quarter of fiscal year 2023 was $63.2 million, compared to $48.9 million for the second quarter of fiscal year 2022.
•GAAP net income per diluted share for the second quarter of fiscal year 2023 was $1.71, compared to $1.30 for the second quarter of fiscal year 2022.
Non-GAAP Results
•Non-GAAP net income for the second quarter of fiscal year 2023 was $70.0 million, compared to $56.2 million for the second quarter of fiscal year 2022.
•Non-GAAP net income per diluted share for the second quarter of fiscal year 2023 was $1.90, compared to $1.50 for the second quarter of fiscal year 2022.
Business Outlook
Based on information available as of February 6, 2023, Fabrinet is issuing guidance for its third fiscal quarter ending March 31, 2023, as follows:
•Fabrinet expects third quarter revenue to be in the range of $640 million to $660 million.
•GAAP net income per diluted share is expected to be in the range of $1.59 to $1.66, based on approximately 37.0 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.86 to $1.93, based on approximately 37.0 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Second Quarter Fiscal Year 2023 Financial Results Call
When:	February 6, 2023
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the
United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that favorable demand trends will continue and we will be able to achieve strong financial results in the third quarter of fiscal year 2023; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2023. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the growing global economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 8, 2022. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; other expenses in relation to reduction in workforce; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	December 30, 2022	June 24, 2022
Assets
Current assets
Cash and cash equivalents	$250,829	$197,996
Short-term restricted cash	—	220
Short-term investments	276,778	280,157
Trade accounts receivable, net of allowance for doubtful accounts of $1,521 and $1,271, respectively	520,024	439,330
Contract assets	13,578	13,464
Inventories	536,536	557,145
Prepaid expenses	9,483	11,626
Other current assets	40,543	25,233
Total current assets	1,647,771	1,525,171
Non-current assets
Long-term restricted cash	—	149
Property, plant and equipment, net	302,282	292,277
Intangibles, net	3,319	3,508
Operating right-of-use assets	2,805	4,084
Deferred tax assets	11,212	9,800
Other non-current assets	635	652
Total non-current assets	320,253	310,470
Total Assets	$1,968,024	$1,835,641
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	438,475	439,684
Fixed assets payable	18,920	9,085
Contract liabilities	3,636	1,982
Operating lease liabilities, current portion	2,005	2,319
Income tax payable	2,470	2,898
Accrued payroll, bonus and related expenses	21,940	20,374
Accrued expenses	22,465	24,758
Other payables	27,528	25,231
Total current liabilities	549,595	538,487
Non-current liabilities
Long-term borrowings, non-current portion, net	6,078	15,202
Deferred tax liability	5,934	6,001
Operating lease liability, non-current portion	476	1,476
Severance liabilities	20,335	18,384
Other non-current liabilities	1,475	2,409
Total non-current liabilities	34,298	43,472
Total Liabilities	583,893	581,959
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 30, 2022 and June 24, 2022)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,251,581 shares and 39,048,700 shares issued at December 30, 2022 and June 24, 2022, respectively; and 36,590,939 shares and 36,436,683 shares outstanding at December 30, 2022 and June 24, 2022, respectively)	393	390
Additional paid-in capital	194,366	196,667
Less: Treasury shares (2,660,642 shares and 2,612,017 shares as of December 30, 2022 and June 24, 2022, respectively)	(152,362)	(147,258)
Accumulated other comprehensive income (loss)	(2,714)	(12,793)
Retained earnings	1,344,448	1,216,676
Total Shareholders’ Equity	1,384,131	1,253,682
Total Liabilities and Shareholders’ Equity	$1,968,024	$1,835,641

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share data)	December 30, 2022	December 24, 2021	December 30, 2022	December 24, 2021
Revenues	$668,656	$566,633	$1,324,085	$1,109,955
Cost of revenues	(583,441)	(497,262)	(1,156,114)	(976,987)
Gross profit	85,215	69,371	167,971	132,968
Selling, general and administrative expenses	(18,930)	(17,791)	(39,495)	(38,378)
Expenses related to reduction in workforce	—	(135)	—	(135)
Operating income	66,285	51,445	128,476	94,455
Interest income	2,334	295	3,893	1,056
Interest expense	(389)	(238)	(780)	(274)
Foreign exchange gain (loss), net	(3,904)	(364)	(1,819)	1,408
Other income (expense), net	(68)	(1,055)	(209)	(1,315)
Income before income taxes	64,258	50,083	129,561	95,330
Income tax expense	(1,101)	(1,204)	(1,789)	(1,800)
Net income	63,157	48,879	127,772	93,530
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	1,183	(947)	(278)	(1,160)
Change in net unrealized gain (loss) on derivative instruments	11,188	3,294	9,970	2,077
Change in net retirement benefits plan – prior service cost	57	126	225	324
Change in foreign currency translation adjustment	(84)	—	162	(164)
Total other comprehensive income (loss), net of tax	12,344	2,473	10,079	1,077
Net comprehensive income	$75,501	$51,352	$137,851	$94,607
Earnings per share
Basic	$1.73	$1.32	$3.50	$2.53
Diluted	$1.71	$1.30	$3.47	$2.50
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,589	37,017	36,558	36,947
Diluted	36,939	37,552	36,848	37,440

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Six Months Ended
(in thousands of U.S. dollars)	December 30, 2022	December 24, 2021
Cash flows from operating activities
Net income for the period	$127,772	$93,530
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	21,596	19,114
(Gain) loss on disposal and impairment of property, plant and equipment	(337)	(135)
(Gain) loss from sales and maturities of available-for-sale securities	92	(13)
Amortization of discount (premium) of short-term investment	565	2,079
Amortization of deferred debt issuance costs	16	16
(Reversal of) allowance for doubtful accounts	251	(30)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	3,086	(673)
Amortization of fair value at hedge inception of interest rate swaps	(346)	(513)
Share-based compensation	14,498	15,978
Deferred income tax	(1,338)	(986)
Other non-cash expenses	(321)	268
Changes in operating assets and liabilities
Trade accounts receivable	(79,831)	(48,046)
Contract assets	(114)	(1,270)
Inventories	20,475	(62,740)
Other current assets and non-current assets	(11,946)	(5,568)
Trade accounts payable	(4,176)	44,078
Contract liabilities	1,654	214
Income tax payable	(577)	(1,323)
Severance liabilities	1,269	1,708
Other current liabilities and non-current liabilities	12,812	1,880
Net cash provided by operating activities	105,100	57,568
Cash flows from investing activities
Purchase of short-term investments	(74,482)	(78,786)
Proceeds from sales of short-term investments	30,000	19,463
Proceeds from maturities of short-term investments	46,925	57,721
Purchase of property, plant and equipment	(23,643)	(51,917)
Purchase of intangibles	(412)	(446)
Proceeds from disposal of property, plant and equipment	32	188
Net cash used in investing activities	(21,580)	(53,777)
Cash flows from financing activities
Repayment of long-term borrowings	(9,140)	(6,094)
Repayment of finance lease liability	(5)	—
Repurchase of ordinary shares	(5,104)	(4,198)
Withholding tax related to net share settlement of restricted share units	(16,796)	(19,481)
Net cash used in financing activities	(31,045)	(29,773)
Net increase (decrease) in cash, cash equivalents and restricted cash	$52,475	$(25,982)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$198,365	$303,123
Increase (decrease) in cash, cash equivalents and restricted cash	52,475	(25,982)
Effect of exchange rate on cash, cash equivalents and restricted cash	(11)	(296)
Cash, cash equivalents and restricted cash at the end of period	$250,829	$276,845
Non-cash investing and financing activities
Construction, software and equipment-related payables	$18,920	$28,740

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total of the same amounts shown in the condensed consolidated statements of cash flows:

	As of
(in thousands)	December 30, 2022	December 24, 2021
Cash and cash equivalents	$250,829	$276,531
Restricted cash	—	314
Cash, cash equivalents and restricted cash	$250,829	$276,845

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Six Months Ended
	December 30, 2022		December 24, 2021		December 30, 2022		December 24, 2021
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$63,157	$1.71	$48,879	$1.30	$127,772	$3.47	$93,530	$2.50
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,660	0.05	1,421	0.04	3,576	0.10	3,396	0.09
Depreciation of fair value uplift	—	—	—	—	—	—	92	0.00
Total related to gross profit	1,660	0.05	1,421	0.04	3,576	0.10	3,488	0.09
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,115	0.14	5,265	0.14	10,922	0.29	12,582	0.33
Amortization of intangibles	71	0.00	108	0.00	154	0.01	227	0.01
Severance payment and others	—	—	355	0.01	—	—	355	0.01
Total related to selling, general and administrative expenses	5,186	0.14	5,728	0.15	11,076	0.30	13,164	0.35
Related to other income and expense:
Other expenses in relation to reduction in workforce	—	—	135	0.01	—	—	135	0.01
Amortization of deferred debt issuance costs	8	0.00	8	0.00	16	0.00	16	0.00
Total related to other income and expense	8	0.00	143	0.01	16	0.00	151	0.01
Total related to net income & EPS	6,854	0.19	7,292	0.20	14,668	0.40	16,803	0.45
Non-GAAP measures	$70,011	$1.90	$56,171	$1.50	$142,440	$3.87	$110,333	$2.95
Shares used in computing diluted net income per share
GAAP diluted shares		36,939		37,552		36,848		37,440
Non-GAAP diluted shares		36,939		37,552		36,848		37,440

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(in thousands)	Three Months Ended		Six Months Ended
	December 30, 2022	December 24, 2021	December 30, 2022	December 24, 2021
Net cash provided by operating activities	$44,466	$20,657	$105,100	$57,568
Less: Purchase of property, plant and equipment	(13,385)	(19,395)	(23,643)	(51,917)
Non-GAAP free cash flow	$31,081	$1,262	$81,457	$5,651

FABRINET
GUIDANCE FOR QUARTER ENDING MARCH 31, 2023
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.59 to $1.66
Related to cost of revenues:
Share-based compensation expenses	0.04
Total related to gross profit	0.04
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Related to other income and expense:
Other expenses in relation to reduction in workforce	0.09
Total related to other income and expense	0.09
Total related to net income & EPS	0.27
Non-GAAP net income per diluted share	$1.86 to $1.93